                                 EXHIBIT (99-1)


   Certification of Periodic Financial Reports by the Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of The Procter & Gamble Company (the "Company") certifies to his knowledge that:

      (1) The Annual Report on Form 10-K of the Company for the year ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in that Form 10-K fairly presents, in all material respects, the financial conditions and results of operations of the Company.


A.G. LAFLEY
------------------------------
(A.G. Lafley)
Chairman of the Board,
President and Chief Executive

September 10, 2002
------------------------------
Date
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                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of The Procter & Gamble Company (the "Company") certifies to his knowledge that:

      (1) The Annual Report on Form 10-K of the Company for the year ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in that Form 10-K fairly presents, in all material respects, the financial conditions and results of operations of the Company.




CLAYTON C. DALEY JR.
------------------------------
(Clayton C. Daley Jr.)
Chief Financial Officer

September 10, 2002
------------------------------
Date